Rule 497(e)
Registration Nos. 333-174332 and 811-22559

FIRST TRUST EXCHANGE-TRADED FUND IV
(the “Trust”)

FIRST TRUST ENHANCED SHORT MATURITY ETF
(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED MARCH 1, 2018

DATED DECEMBER 21, 2018

Notwithstanding anything to the contrary in the Fund’s prospectus or statement of additional information, on March 2, 2019, First Trust Advisors L.P., the Fund’s investment advisor, will reduce the fee waiver of 0.10% of average daily net assets to 0.05% of average daily net assets until March 1, 2020. This waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Fund’s investment advisor only after March 1, 2020.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE